SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 4, 2007

AAMPRO GROUP INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-1116139	76-0674577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

181 Main Street Peapack, New Jersey	07977
(Address of Principal Executive Offices)	(Zip Code)

(973) 467-9330
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2007, Stephen Farkas resigned as the Registrant’s Sole Director, Chief Executive Officer and Principal Financial Officer.  John F. Vitale replaced the director in these capacities.

John F. Vitale, age 26, was the founder and principal offer of Vital Cash, Inc. and has served in that capacity April, 2003.  Prior thereto and from February 2002 until March 2003, Mr. Vitale served as the Vice President and Sales of BCN, Inc., a national communications provider.  Prior thereto and from June 2001, Mr. Vitale was a financial advisor for Hanover Funding Inc.  Mr. Vitale earned a BA in Television Broadcasting from Elon University.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

AAMPRO GROUP, INC.

Date: June 7, 2007	By:	/s/ John F. Vitale
John F. Vitale Director, Chief Executive Officer and Principal Financial Officer